UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                        December 13, 2001
        Date of Report (Date of earliest event reported)




                        ADAMS GOLF, INC.
     (Exact name of registrant as specified in its charter)





          Delaware               000-24583         75-2320087
(State or other jurisdiction    (Commission      (IRS Employer
      of incorporation)         File Number)   Identification No.)


     300 Delaware Avenue, Suite 572
          Wilmington, Delaware                    19801
(Address of principal executive offices)       (Zip Code)


                          302.427.5892
       Registrant's telephone number, including area code

                               N/A
  (Former name or former address, if changed since last report)


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Item 5.   OTHER EVENTS

     As permitted by General Instruction F to Form 8-K promulgated under the Securities Exchange Act of 1934, as amended, Adams Golf, Inc., a Delaware corporation (the "Registrant"), is filing as Exhibit 99.1 to this Current Report on Form 8-K, that press release issued by and on behalf of the Registrant, on December 13, 2001, which such press release is specifically incorporated herein by reference.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

       99.1      Press Release issued on December 13, 2001 (filed herewith).

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 17, 2001      ADAMS GOLF, INC.



                               By:  /s/  RUSSELL L. FLEISCHER
                                  -------------------------------
                                   Russell L. Fleischer
                                   Chief Financial Officer, Secretary
                                    and Treasurer


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                        INDEX TO EXHIBITS


  Exhibit                    Description
  -------   --------------------------------------------
   99.1     Press Release issued on December 13, 2001
            (filed herewith).

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